Future Aggregate Minimum Lease Payments Required Under Operating Lease (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Leases [Abstract]
2017	$ 549
2018	497
2019	496
2020	496
2021	83
Operating Leases, Future Minimum Payments Due, Total	$ 2,121